Exhibit 10.20

PATENT LICENSE AGREEMENT

This Patent License Agreement (this “Agreement”) is entered into as of February 15, 2007 (the “Effective Date”) between and among Collaboration Properties, Inc., a Nevada corporation, having offices at 555 Twin Dolphin Drive, Redwood Shores, California 94065 (“CPI”), Avistar Communications Corporation, a Delaware corporation, having offices at 555 Twin Dolphin Drive, Redwood Shores, California 94065 (“ACC”) (CPI and ACC are collectively “Avistar”), Tandberg ASA, a Norwegian corporation, having offices at Philip Pedersens vei 20, 1366 Lysaker, Norway (“Tandberg ASA”), Tandberg Telecom AS a Norwegian corporation, having offices at Philip Pedersens vei 20, 1366 Lysaker, Norway (“Tandberg Telecom”), Tandberg, Inc. a Delaware corporation, having offices at 1860 Michael Faraday Dr., Suite 250, Reston, VA 20190 (“Tandberg, Inc.”) (Tandberg ASA, Tandberg Telecom and Tandberg, Inc. are collectively “Tandberg”).  Tandberg, on the one hand, and Avistar, on the other hand, are each a “Party” and collectively the “Parties.”

RECITALS

WHEREAS, the Parties are presently involved in the Lawsuits, in which it has been asserted that (i) ACC infringes certain claims of U.S. Patent Nos. 6,621,515; 6,590,603; and 6,584,077, and with respect to which ACC has asserted affirmative defenses and counterclaims alleging invalidity, unenforceability and/or non-infringement, and (ii) Tandberg ASA and Tandberg, Inc. infringe certain claims of U.S. Patent Nos. 5,896,500; 6,212,547; and 5,867,654, and with respect to which Tandberg ASA and Tandberg, Inc. have asserted affirmative defenses and counterclaims alleging invalidity, unenforceability and/or non-infringement;

WHEREAS, Tandberg denies that it does now or has ever committed any act that would entitle Avistar, under the law of any jurisdiction anywhere in the world, to any of the relief Avistar is seeking in the Lawsuit against Tandberg;

WHEREAS, Avistar denies that it does now or has ever committed any act that would entitle Tandberg, under the law of any jurisdiction anywhere in the world, to any of the relief Tandberg is seeking in the Lawsuit against Avistar;

WHEREAS, the Parties dispute the infringement, validity and enforceability of the Licensed Patents;

WHEREAS, the Parties desire to avoid the time and expense of litigation, and in compromise of the disputed claims, wish to fully settle the Lawsuits and prevent future litigation concerning the Licensed Products, upon the terms and subject to the conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants, agreements and undertakings set forth herein, the parties agree as follows:

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1.             Definitions

The following capitalized terms used in this Agreement shall have the following meanings.  The use of singular shall include the plural and vice versa, where appropriate:

1.1                                 “Avistar” shall have the meaning given to this term in the recitals.

1.2                                 “Avistar Licensed Products” shall mean Avistar’s Existing Products and Follow On Products, which are sold by Avistar or its Subsidiaries, or which are manufactured by or for Avistar or its Subsidiaries and which, absent the license granted to Avistar and its Subsidiaries hereunder, would allegedly infringe, directly or indirectly, a claim of any of the Tandberg Licensed Patents.  For the avoidance of doubt, to the extent they allegedly infringe any claim of any of the Tandberg Licensed Patents, Avistar Licensed Products include Existing Products and Follow On Products thereto.

1.3                                 “Change of Control” means a transaction or series of related transactions (other than a transaction or series of related transactions effected solely for the purposes of changing the form or jurisdiction of organization of an entity, or a pledge of assets pursuant to a credit agreement with an unrelated bank, bank group or other financial institution) in which either (i) a party consolidates or merges with or into another Person, or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets, or any Person consolidates with, or merges with or into, a party, in each case unless the direct and indirect holders of aggregate Voting Power of the party immediately prior to the transaction or series of related transactions will hold, directly or indirectly, more than fifty percent (50%) of the aggregate Voting Power of the surviving or transferee Person immediately after the transaction or series of related transactions; or (ii) any Person or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) is or becomes, or has the right to become, the beneficial owner, directly or indirectly, of more than fifty percent (50%) of the total aggregate Voting Power of a party.  Notwithstanding the foregoing, a transaction or series of related transactions shall not constitute a Change of Control to the extent that more than 50% of the Voting Power of the surviving or transferee Person, as the case may be, is held (i) by the existing management of Parties; or (ii) by a financial investor who does not conduct, does not have any Subsidiary that conducts, and is not a Subsidiary of any Person that conducts any manufacture, development, distribution, support or marketing of any video, communications or networking products; provided, however, that the licenses granted hereunder to or by the acquired party shall not extend to or from either the financial investor (or any Person owned by the financial investor that is used to acquire the acquired party) or any of its Subsidiaries other than the acquired party and any Subsidiary of such acquired party.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

1.4                                 “CPI Licensed Patents” shall mean all patents and patent applications and any patents issuing there from worldwide that have or are entitled to the benefit of a filing date before, on, or within ten (10) years after the Effective Date that are owned or licensable by CPI, Avistar, or any of their Subsidiaries without the bona fide payment of royalties to an unaffiliated third party.

1.5                                 “Disputes” shall mean any action, dispute, claim or controversy of any kind, including, without limitation, issues of patent infringement and claim coverage, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising between the Parties.

1.6                                 “Existing Products” shall mean products, computer software, methods and articles of manufacture that, as of the Effective Date, either (i) have been made commercially available by a Party or its Subsidiary; (ii) are under substantial development by a Party or its Subsidiary and are made commercially available within twelve (12) months after the Effective Date; or (iii) are bug fixes or error corrections to products described in subsection (i) or (ii) above.  For the avoidance of doubt, Existing Products include third party products made commercially available by a Party or its Subsidiary that meet (i) or (ii) above.

1.7                                 “Follow On Products” shall mean Licensed Products (regardless of product name) that are natural extensions, enhancements, new releases, updates or new versions of Existing Products, in all cases primarily and in substantial part based on Existing Products.

1.8                                 “Lawsuits” shall mean (i) Collaboration Properties, Inc. vs. Tandberg ASA and Tandberg, Inc.  (United States District Court for the Northern District of California; Civ. Action No. 05-1940 (MHP)) and (ii) Tandberg Telecom AS v. Avistar Communications Corp. (United States District Court for the Eastern District of Texas; Civ. Action No. 2:06-cv-0040-TJW).

1.9                                 “Licensed Patents” shall mean the CPI Licensed Patents and Tandberg Licensed Patents.

1.10                           “Licensed Products” shall mean the Avistar Licensed Products and Tandberg Licensed Products.

1.11                           “Material Business Unit” shall mean a material and substantial business unit that has, among other things, all of the following: (i) all of the products for one or more market segments, including at least one line of commercially available products; (ii) key employees who develop such products; (iii) patents or other intellectual property rights relating to such products; and (iv) tangible assets

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

related to such products.  A transaction involving a Material Business Unit as described herein may be an asset sale (in which case Section 9.3(a) applies) or may be by divestiture of a Subsidiary (in which case Section 9.2(c) applies).

1.12                           “Person” shall mean an individual, corporation, partnership, association, trust, incorporated organization, governmental authority, other entity or group (as defined in Section 13(d)(3) of the United States Securities Exchange Act of 1934, as amended as of the Effective Date).

1.13                           “Subsidiary” means, with respect to a given Party or Person (the “Parent”), any other Person where the Parent directly or indirectly owns or controls (i) more than fifty percent (50%) of the aggregate Voting Power of such other Person, or (ii) in countries where the percentage ownership by a foreign Parent is limited by law to no more than fifty percent (50%), the maximum percentage of the aggregate Voting Power permitted under applicable law, but in no event less than forty five (45%).  A Person shall be deemed to be a Subsidiary under this Agreement only so long as such ownership or control exists.  Notwithstanding the foregoing, a Subsidiary of a party shall only be entitled to receive the benefit of the licenses and covenants granted under this Agreement to its Parent so long as such party also has (and has not contractually or otherwise forfeited) a percentage economic interest in such Subsidiary at least equal to the minimum percentage of Voting Power required under (i) or (ii) above, as applicable (“Minimum Economic Interest”).  It is understood that, with respect to a Subsidiary, the Minimum Economic Interest is only required for purposes of receiving the benefit of licenses and covenants granted under this Agreement to its Parent and shall not be construed as restricting a Subsidiary’s obligation to grant licenses and covenants under this Agreement.

1.14                           “Tandberg” shall have the meaning given to this term in the recitals.

1.15                           “Tandberg Licensed Patents” shall mean all patents and patent applications and any patents issuing there from worldwide that have or are entitled to the benefit of a filing date before, on, or within ten (10) years after the Effective Date that are owned or licensable by Tandberg ASA, Tandberg Telecom, Tandberg, Inc. or any of their Subsidiaries without the bona fide payment of royalties to an unaffiliated third party.

1.16                           “Tandberg Licensed Products” shall mean Tandberg’s Existing Products and Follow On Products, which are sold by Tandberg or its Subsidiaries, or which are manufactured for Tandberg or its Subsidiaries and which, absent the license granted to Tandberg and its Subsidiaries hereunder, would allegedly infringe, directly or indirectly, a claim of any of the CPI Licensed Patents.  For the avoidance of doubt, to the extent they allegedly infringe any claim of any of the

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

CPI Licensed Patents, Tandberg Licensed Products include Existing Products and Follow On Products thereto.

1.17                           “Third Party” means a Person other than a Party or a Subsidiary of a Party to this Agreement.

1.18                           “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of a Person (whether through direct or indirect beneficial ownership of shares or securities of such Person or otherwise).

2.                                      Grant of Rights

2.1                                 Avistar License Grant.  Subject to the terms of this Agreement and the payment pursuant to Section 4 below, Avistar grants to Tandberg and its Subsidiaries a perpetual, world wide, non-exclusive, paid up license under the CPI Licensed Patents to make, have made, use, import, offer to sell, sell, lease, license, or otherwise transfer (whether directly or through resellers or distributors) Tandberg Licensed Products as used alone or in combination with third party products.  Without limiting the foregoing, and subject to the terms of this Agreement, Avistar covenants, on its own behalf and on behalf of its Subsidiaries, that it will not assert claims of infringement of any of the CPI Licensed Patents against Tandberg, its Subsidiaries, [***] of [***] ([***] or [***]), [***] ([***] or [***]), [***] ([***] or [***], including [***] [***]) or [***] ([***] or [***]) with respect to any combination of Tandberg’s or its Subsidiaries’ Existing Products, or Follow On Products thereto.  No license is granted under this Agreement for any third party products [***].

2.2                                 Tandberg License Grant.  Subject to the terms of this Agreement, Tandberg grants to Avistar and its Subsidiaries a perpetual, world wide, non-exclusive, paid up license under the Tandberg Licensed Patents to make, have made, use, import, offer to sell, sell, lease, license, or otherwise transfer (whether directly or through resellers or distributors) Avistar Licensed Products as used alone or in combination with third party products.  Without limiting the foregoing, and subject to the terms of this Agreement, Tandberg covenants, on its own behalf and on behalf of its Subsidiaries, that it will not assert claims of infringement of any of the Tandberg Licensed Patents against Avistar, its Subsidiaries, [***] of [***] [***] ([***] or [***]), [***] ([***] or [***]), [***] ([***] or [***], including [***]) or [***] ([***] or [***]) with respect to any combination of Avistar’s or its Subsidiaries’ Existing Products, or Follow On Products thereto.  No license is granted under this Agreement for any third party products [***].

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

2.3                                 Limited Have Made Rights. The “have made” rights under the licenses set forth in Sections 2.1 and 2.2 only apply when substantially all the designs, working drawings or specifications for the respective Licensed Product are owned or licensed and provided by a Party or its Subsidiary and do not extend to “off the shelf” products of a Third Party supplier that are made generally available by such supplier to other Third Parties.

2.4                                 Branding. Either Party shall have the right to sell its products under other brands.

2.5                                 No Sublicense Rights.  Except as provided in this Section 2, neither Party shall have any right to grant any third party any sublicense or other rights under the Licensed Patents without the express prior written consent of the other Party.   [***] and its [***] [***], [***] with [***] to [***] under the Licensed Patents [***] as [***] be [***] for the [***] and [***] of, [***] any [***] of, the [***] by [***] thereof.

2.6                                 No Other Rights.  Each Party reserves all rights not expressly granted to the other Party and its Subsidiaries in this Agreement.  Without limiting the generality of the foregoing sentence, no right or license is granted herein under any intellectual property (including under any patent, copyrights, trademarks, mask work rights, or trade secret rights) of either Party or any other Person, other than under the Licensed Patents.

3.             Additional Rights

3.1                                 Avistar Release of Tandberg. Subject to Section 4 and in consideration for the releases granted by Tandberg and its Subsidiaries herein, Avistar, individually and on behalf of each of its Subsidiaries, officers, directors and employees, irrevocably releases, acquits and forever discharges (and will cause its Subsidiaries to irrevocably release, acquit and forever discharge) Tandberg and its Subsidiaries which are Subsidiaries as of the Effective Date and their respective past, present and future officers, directors, employees, agents, distributors, manufacturers, resellers, dealers, customers (including OEM customers), end users, predecessors, successors, assigns, representatives, and attorneys from and against any and all causes of action, actions, rights of action, suits, judgments, liens, indebtedness, damages, losses, claims, liabilities, obligations, attorneys’ fees, costs, expenses and demands of every kind and character (i) arising from, included in or relating to the Lawsuits, or (ii) which otherwise accrued against Tandberg or its Subsidiaries prior to the Effective Date or arises out of any act or alleged act done prior to the Effective Date anywhere in the world, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, up to and as of the Effective Date, including misappropriation of trade secrets, unfair business practices, anticompetitive acts, breach of contract, and infringement of

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

any CPI Licensed Patents, including Patents asserted by Avistar in the Lawsuits, whether direct, contributory or by inducement, and whether or not willful.

3.2                                 Tandberg Release of Avistar.  Subject to Section 4 and in consideration for the releases granted by Avistar and its Subsidiaries herein, Tandberg, individually and on behalf of each of its Subsidiaries, officers, directors and employees, irrevocably releases, acquits and forever discharges (and will cause its Subsidiaries to irrevocably release, acquit and forever discharge) Avistar and its Subsidiaries which are Subsidiaries as of the Effective Date and their respective past, present and future officers, directors, employees, agents, distributors, manufacturers, resellers, dealers, customers (including OEM customers), end users, predecessors, successors, assigns, representatives, and attorneys from and against any and all causes of action, actions, rights of action, suits, judgments, liens, indebtedness, damages, losses, claims, liabilities, obligations, attorneys’ fees, costs, expenses and demands of every kind and character (i) arising from, included in or relating to the Lawsuits, or (ii) which otherwise accrued against Avistar or its Subsidiaries prior to the Effective Date or arises out of any act or alleged act done prior to the Effective Date anywhere in the world, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, up to and as of the Effective Date, including misappropriation of trade secrets, unfair business practices, anticompetitive acts, breach of contract, and infringement of any Tandberg Licensed Patents, including Patents asserted by Tandberg in the Lawsuits, whether direct, contributory or by inducement, and whether or not willful.

3.3                                 GENERAL RELEASE.  THE RELEASES BETWEEN AVISTAR AND TANDBERG IN THIS PATENT LICENSE AGREEMENT INCLUDE AN EXPRESS, INFORMED, KNOWING AND VOLUNTARY WAIVER AND RELINQUISHMENT TO THE FULLEST EXTENT PERMITTED BY LAW OF RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH READS AS FOLLOWS, AND UNDER ANY SIMILAR OR  COMPARABLE LAWS ANYWHERE IN THE WORLD:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

FOR THE AVOIDANCE OF DOUBT, THIS SECTION SHALL NOT CAUSE THIS AGREEMENT TO BE GOVERNED BY CALIFORNIA LAW.

3.4                                 Dismissal with Prejudice of N.D. Cal. Action.  Within five (5) business days of the Effective Date, Avistar agrees to dismiss its infringement allegations in the N.D. Cal. Action against Tandberg with prejudice, and Tandberg agrees to dismiss its claims, counterclaims, defenses and/or demands with prejudice by filing the stipulated dismissal and order attached as Attachment A hereto.

3.5                                 Dismissal with Prejudice of E.D. Tex. Action.  Within five (5) business days of the Effective Date, Tandberg agrees to dismiss its infringement allegations in the E.D. Tex. Action against Avistar with prejudice, and Avistar agrees to dismiss its claims, counterclaims, defenses and/or demands with prejudice by filing the stipulated dismissal and order attached as Attachment B hereto.

3.6                               No Admission.    The Parties agree that the settlement of the Litigation is intended solely as a compromise of disputed claims and counterclaims.  Neither the fact of a Party’s entry into this Agreement, nor the fact of the settlement of Litigation reflected in this Agreement, nor the terms hereof, nor any acts undertaken pursuant hereto shall constitute an admission or concession by any Party regarding liability or the validity of any claim or counterclaim in the Litigation.

3.7                                 Other Transactions.  Either Party may assign, convey, sell, lease, encumber, license, sublicense or otherwise transfer to a third party any and all of the Licensed Patents it owns provided that any such transaction is made subject to all rights of and licenses to the other Party and its Subsidiaries arising from this Agreement and shall not impose any additional obligations on the other Party or any of its Subsidiaries.

4.                                      Payment

4.1                                 License Payment.  In consideration of the licenses, releases and other rights granted to Tandberg and its Subsidiaries under this Agreement, Tandberg shall pay to CPI the sum of twelve million U.S. dollars ($12,000,000). Such payment shall be made by electronic funds transfer to the account specified by CPI below within five (5) business days of filing and electronic receipt of filing of Attachment A dismissing the N.D. Cal. Action.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Banking Information for CPI:

Collaboration Properties, Inc. Operating Account

[***]

[***]

[***]

4.2                                 Taxes.  Avistar represents and warrants that no withholding taxes shall be deducted from the payment to CPI, as provided under the US/Norway Tax Treaty (“United States-Norway, Income and Property Tax Convention, Article 10”).

5.                                      Warranties and Representations

5.1                                 General. Each Party represents and warrants to the other Party as of the Effective Date that:

(a)           it is a corporation duly organized, validly existing and in good standing or its equivalent under the laws of its place of organization;

(b)           it has the authority to (i) enter into this Agreement, (ii) extend the rights, licenses and sublicenses granted to the other Party under this Agreement, and (iii) undertake and fully perform its obligations under this Agreement;

(c)           it is not subject to a petition for relief under any bankruptcy legislation, it has not made an assignment for the benefit of creditors, it is not subject to the appointment of a receiver for all or a substantial part of its assets, and it is not contemplating taking any of the foregoing actions; and

(d)                                     all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other Persons required to be obtained by it in connection with (i) the execution and delivery of this Agreement, (ii) its granting of rights and licenses hereunder, and (iii) the performance of its obligations hereunder have been obtained.

(e)                                      it has not prior to the Effective Date assigned or transferred to any third party or encumbered in whole or in part any of the claims which are included in its release in Section 3.

5.2                                 Absence of Patent Warranties.  Nothing in this Agreement shall be construed (i) as a warranty or representation by either Party as to the validity, enforceability or scope of any of the claims of the Licensed Patents, (ii) as a warranty or representation that any Licensed Product, or anything else made, used, sold, imported or otherwise disposed of under the license grant of Section 2 is, or will

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

be, free from infringement of any patents, copyrights, trade secrets, trademarks, or any other intellectual property or proprietary rights of third parties.

5.3                                 No Obligations. Neither Party shall have any obligation hereunder to institute any action or suit against any Person for infringement of any of the Licensed Patents or to defend any action or suit brought by a Person which challenges or concerns the validity of any of the Licensed Patents.   Neither Party shall have the right to institute any action or suit against Persons for infringement of any of the Licensed Patents to which it receives a license under Section 2.  Neither Party is required to file any patent application, or to secure any patent or patent rights, or to maintain any patent in force.

5.4                                 Avistar.  Avistar represents and warrants that CPI is the true and rightful owner of the CPI Patents asserted against Tandberg in the Litigation.

5.5                                 Tandberg.  Tandberg represents and warrants that Tandberg Telecom is the true and rightful owner of the Tandberg Patents asserted against Avistar in the Litigation.

6.             Bankruptcy

All licenses and releases granted to a Party and its Subsidiaries under this Agreement are deemed to be, for the purpose of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to intellectual property as defined under Section 101 of the U.S. Bankruptcy Code, as amended.  The Parties agree that any Party who is a licensee or beneficiary of such rights under this Agreement, shall retain and may exercise all of its rights and elections under the U.S. Bankruptcy Code, as amended.  To the extent that similar protections of its rights are available to the Parties and Subsidiaries in foreign jurisdictions, the Parties agree that they shall be entitled to retain and exercise all such rights.

7.             Disputes

It is the intent of the Parties that Disputes be resolved expeditiously, amicably and at the level within each Party’s organization that is most knowledgeable about the disputed issue. As a result, the Parties agree that all Disputes will be resolved by the procedure outlined in this Section 7 unless such Dispute is governed by a subsequent written agreement signed by authorized representatives of the Parties:

7.1                                 The complaining Party will notify the other Party in writing of the Dispute, and the non-complaining Party will exercise good faith efforts to resolve the matter as expeditiously as possible.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

7.2                                 In the event that such matter remains unresolved thirty (30) days after the delivery of the complaining Party’s written notice, a senior representative of each Party will meet or participate in a telephone conference call within five (5) business days, or as soon as practicable but no later than thirty (30) days, of a request for such a meeting or conference call by either Party to resolve the Dispute.

7.3                                 If the Parties are unable to reach a resolution of the Dispute after following the above procedure, any Dispute will be resolved by mediation or binding arbitration in accordance with the terms of this Section 7.  Any mediations or arbitrations entered into pursuant to this Section shall be confidential and subject to the exclusive jurisdiction of the mediator or arbitrators selected in accordance with the terms of this Section.  The Parties expressly waive any right to challenge the jurisdiction or venue of these mediation or binding arbitration proceedings.

7.4                                 In order that Disputes may be resolved expeditiously, the Parties agree to submit all Disputes within three (3) years of the Effective Date to mediation in San Francisco, California before Hon. Judge Edward Infante, the mediator that is most knowledgeable about the disputed issues.  The parties agree to participate in good faith in the mediation and related negotiations for a period of 30 days from the date of appointment of Hon. Judge Edward Infante.  The parties may enter into an agreement prior to the mediation setting out the procedures to be used during the mediation.  The parties will bear the costs of mediation equally, and neither party will call the mediator as a witness for any purpose in any proceeding, during or subsequent to the mediation, nor will any party seek access to any documents prepared for or delivered to the mediator in connection with the mediation or to any records or notes of the mediator.  Documents produced in connection with the mediation which are not otherwise discoverable and statements made in connection with the mediation will not be subject to disclosure through discovery or admissible in any proceeding. If a Dispute is not settled by mediation in accordance with this Section 7.4 it shall proceed to arbitration as set forth in Section 7.5.

7.5                                 Any Dispute not settled by mediation or later than three (3) years after the Effective Date shall be resolved by binding arbitration to be held in New York, New York before three arbitrators (the “Arbitration Agreement”).  The arbitration shall be administered by Judicial Arbitration and Mediation Services (“JAMS”) pursuant to its Comprehensive Arbitration Rules and Procedures (Streamlined Arbitration Rules and Procedures).  The decisions of the arbitrators shall be binding and conclusive upon all Parties involved and judgment on the award may be entered in any court having jurisdiction.  This clause shall not preclude the Parties from seeking provisional remedies in aid of arbitration from a court of appropriate jurisdiction.  The Parties agree that the losing Party shall bear the cost of the arbitration filing and hearing fees, and the cost of the arbitrators.  Each

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Party must bear its own attorney’s fees and associated costs and expenses.  This Arbitration Agreement shall survive (i) termination or changes in the Agreement and (ii) the bankruptcy of any Party.  Furthermore, this Arbitration Agreement shall be binding on the Parties’ respective successors and assigns.

7.6                                 Arbitrators must be active members of the Bar of a U.S. state or retired judges of the state or federal courts, with expertise in the substantive laws, including patent law and licensing law, applicable to the subject matter of the Dispute. Any Dispute will be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings. Notwithstanding anything herein to the contrary, the arbitrators will be required to make specific, written findings of fact and conclusions of law.

7.7                                 To the maximum extent practicable, JAMS, the arbitrators and the Parties will take all action required to conclude any arbitration proceeding within one hundred and eighty (180) days of the filing of the Dispute with JAMS. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a Party required in the ordinary course of its business or by applicable law or regulation.

8.             Term

The term of this Agreement shall commence upon the Effective Date and terminate on the date on which the last of the Licensed Patents expires.  The provisions of Sections 1, 3.1, 3.2, 3.3, 3.4, 3.5, 5, 6, 7, 8, 9, 10 and 11 shall survive any termination or expiration of this Agreement.

9.             Change of Control and Subsidiaries

9.1                                 Change of Control.  In the event of a Change of Control of either Tandberg or Avistar resulting in such Party being controlled by some other Person:

(a)           The Licensed Products of the Party subject to the Change of Control (“Acquired Party”) shall be limited to Existing Products of the Acquired Party and its  Subsidiaries at the time of the Change of Control and Follow On Products thereto.  The licenses granted under this Agreement shall not apply to Existing Products of (i) any third party involved in such Change of Control or any of its Subsidiaries (collectively, the “Acquirer”) at the time of the Change of Control or any Follow On Products thereto, or (ii) any Person that is acquired by the Acquirer or any of its Subsidiaries subsequent to the Change of Control, including any Person acquired by the Acquired Party subsequent to the Change of Control.  The Licensed Products of the non-Acquired Party shall not be limited as a result of the Change of Control of the Acquired Party.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

(b)           The licenses and covenants granted by each of the Parties under this Agreement shall be limited solely to those Patents owned or licensable by each Party and its Subsidiaries prior to the date of the Change of Control of such Party.

(c)           A subsequent Change of Control of the Acquired Party shall not be construed as further limiting or expanding the licenses granted to the Acquired Party.  In such event, the Licensed Products of the Acquired Party shall remain limited to the Existing Products of the Acquired Party and its Subsidiaries at the time of the initial Change of Control, and Follow On Products thereto, as described in Section 9.1(a) above.

9.2                                 Subsidiaries

(a)           New Subsidiaries.  If a Person becomes a Subsidiary of a Party after the Effective Date (“New Subsidiary”), then such New Subsidiary shall be granted the licenses and covenants set forth in this Agreement.  The Patents of such New Subsidiary shall be subject to the licenses and covenants granted to the other Party and its Subsidiaries under this Agreement.

(b)           New Parents.  If a Party to this Agreement becomes a Subsidiary or a Material Business Unit (“Controlled Party”) of a Third Party (“New Parent”) after the Effective Date, then the Licensed Products of the New Parent shall remain limited to the Existing Products of the Controlled Party and its Subsidiaries at the time of the Change of Control, and Follow On Products thereto, as described in Section 9.1(a) above.

(c)           Former Subsidiaries.  If a Person ceases to qualify as a Subsidiary of a Party (“Former Subsidiary”), then:

(i)            The licenses and covenants granted to the Former Subsidiary shall terminate on the date the Former Subsidiary ceases to be a Subsidiary under this Agreement; and

(ii)           The licenses and covenants granted hereunder to the other Party and its Subsidiaries with respect to patents of the Former Subsidiary shall continue until the expiration of each such patent, including patents based on applications filed prior to the date it ceased to be a Subsidiary under this Agreement and related patents; provided, however, that such licenses and covenants shall not extend to patents of the Former Subsidiary where the Former Subsidiary first acquires rights to such patents after the date it ceases to be a Subsidiary under this Agreement.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

9.3                               Divestiture of Business or Assets

(a)           If a Party or any of its Subsidiaries spins out or transfers a portion of its business or assets such that the spun-out or transferred business or assets are no longer part of a Party or any of its Subsidiaries under this Agreement, then the licenses and covenants granted to such Party under this Agreement shall not extend to such business (or with respect to the products manufactured, distributed, imported, marketed, leased, sold or used by such business) or assets after the spin-out or transfer.

(b)           If a Party or any of its Subsidiaries assigns or transfers any CPI Licensed Patents or Tandberg Licensed Patents, as applicable, the licenses and covenants granted to the other Party and its Subsidiaries with respect to those Patents shall remain in effect, and the transferring Party or Subsidiary shall enter into a written agreement with the transferee making any such assignment or transfer expressly subject to the licenses and covenants set forth in this Agreement.  In the event a Person becomes a Subsidiary of a Party after the Effective Date (“New Subsidiary”), then such New Subsidiary shall be granted the licenses and covenants set forth in this Agreement.  The Patents of such New Subsidiary shall be subject to the licenses and covenants granted to the other Party and its Subsidiaries under this Agreement.

10.          Assignment

10.1                           By Either Party.  Except as expressly set forth in this Agreement, the licenses and covenants not to sue granted herein are not sublicensable or assignable.  Any assignee must agree in writing to be bound to the terms and conditions of this Agreement.  Any assignment made in contravention of this Section 10.1 shall be void ab initio and of no force or effect.  The licenses granted in Section 2 shall not apply to any products or services that are not Existing Products as of the Effective Date, or Follow On Products thereto.

10.2                           Binding upon Assignees.  Subject to the foregoing Section 10.1, this Agreement shall be binding upon, and inure to the benefit of, the legal representatives, successors and permitted assigns of the Parties. Any attempt to assign or delegate all or any portion of this Agreement in violation of this Section 10 shall be void.

11.          General Provisions

11.1                           Expenses of the Parties.  Each Party shall pay its own expenses incurred in connection with the negotiation, execution and performance of this Agreement, except as specified in Section 7.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

11.2                           Waiver.  No term or provision hereof will be considered waived by either Party, and no breach excused by either Party, unless such waiver or consent is in writing and signed by an authorized representative on behalf of the Party against whom the waiver is asserted.  No consent by either Party to, or waiver of, a breach by either Party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other different or subsequent breach by either Party.

11.3                           Amendment and Modification.  This Agreement may be amended, modified and/or supplemented only by means of a written amendment, signed by the authorized representatives of the Parties, which specifically refers to this Agreement.

11.4                           Notices.  Any notice to any Party hereto given pursuant to this Agreement shall be in writing and given by reputable overnight courier having an established tracking capability addressed as follows:

if to CPI:	555 Twin Dolphin Drive
Redwood Shores, CA 94065
Attention: Chief Financial Officer

if to ACC:	555 Twin Dolphin Drive
Redwood Shores, CA 94065
Attention: Chief Financial Officer

if to Tandberg ASA:	1212 Avenue of the Americas
24th Floor
New York, NY 10036
Attention: General Counsel

with a copy to:	Philip Pedersens vei 20
1366 Lysaker
Norway
Attention: Chief Financial Officer

if to Tandberg Telecom AS:	1212 Avenue of the Americas
24th Floor
New York, NY 10036
Attention: General Counsel

with a copy to:	Philip Pedersens vei 20
1366 Lysaker
Norway
Attention: Chief Financial Officer

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

if to Tandberg, Inc.:	1212 Avenue of the Americas
24th Floor
New York, NY 10036
Attention: General Counsel

with a copy to:	1860 Michael Faraday Dr.
Suite 250
Reston, VA 20190
Attention: President

Any notice shall be deemed delivered when placed for delivery so addressed with charges prepaid. A Party may change its address for notice by written notice to the other Party.

11.5                           Governing Law and Venue.  This Agreement is made and shall be construed in accordance with and any arbitration under Section 7 will be governed by the laws of the State of New York, without regard to the conflict of laws provisions thereof.  Subject to Section 7, this Agreement shall be subject to the exclusive jurisdiction of any Federal court or, in the absence of Federal jurisdiction, any State court sitting within the geographic boundaries of the Southern District of New York.

11.6                           Headings.  Headings are supplied herein for convenience only and shall not be deemed a part of this Agreement for any purpose.

11.7                           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument.

11.8                           Severability.  If any term or provision of this Agreement or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such terms or provisions to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

11.9                           Confidentiality.  Except as may be required by law or regulations, neither Party shall disclose any of the terms, conditions or other provisions of this Agreement without the prior written consent of the other Party, except (i) as may be required by law, regulation, or judicial process, or (ii) to outside legal and financial advisors that are subject to non-disclosure obligations. In the event that a Party believes that the disclosure of all or any portion of this Agreement is required by applicable law, regulation, or judicial process, then the disclosing Party shall notify the non-disclosing Party one (1) business day prior to any such disclosure.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

11.10                     Press Release. The parties shall make a joint press release announcement in the form of Attachment C, attached hereto after the execution of this Agreement.  Except as expressly permitted by Section 11.9, no other press release, announcement or publication regarding this Agreement or its existence is permitted by either Party without prior written approval of the other Party.

11.11                     Consequential Damages.  IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, OR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL OR EXEMPLARY DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT.  THIS LIMITATION WILL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOT WITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

11.12                     Parties Advised by Counsel. This Agreement has been negotiated between unrelated Parties who are sophisticated and knowledgeable in the matters contained in this Agreement and who have acted in their own self interest. In addition, each Party has been represented by legal counsel. This Agreement shall not be interpreted or construed against any Party to this Agreement because that Party or any attorney or representative for that Party drafted or participated in the drafting of this Agreement.

11.13                     Compliance. The Parties shall comply with all national, state and local laws (including regulations, orders and ordinances) now or hereafter enacted, of any jurisdiction in which performance occurs or may occur hereunder. Without limitation, each Party hereby acknowledges that the rights and obligations of this Agreement are subject to the laws and regulations of the United States relating to the export of products and technical information, and it shall comply with all such laws and regulations.

11.14                     Entire Agreement and Facsimile Execution.  This Agreement comprises the entire agreement between the Parties hereto as to the subject matter hereof and supersedes all prior discussions, agreements and understandings, written or oral, between them relating thereto.  This Agreement may be executed in counterparts and via facsimile and such counterparts shall be treated as an original or when signed, via facsimile, by both Parties; nevertheless, any one of the Parties may require the follow-up exchange of originals in hardcopy by so requesting in writing within five (5) days of counterpart or facsimile execution.

11.15                     Further Acts.  Each Party to this Agreement agrees to perform any further acts and to cause its Subsidiaries to perform such further acts, and execute and deliver and to cause its Subsidiaries to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitteed portions represented by [***] have been separately filed with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed below by their respective duly authorized representatives.

COLLABORATION PROPERTIES, INC.		TANDBERG ASA

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	February 14, 2007	Date:	February 15, 2007

AVISTAR COMMUNICATIONS CORPORATION		TANDBERG TELECOM AS

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

Date:	February 14, 2007	Date:	February 15, 2007

TANDBERG, INC.

		By:	[***]

		Name:	[***]

		Title:	[***]

		Date:	February 15, 2007

[***] Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed pursuant to Rule 24-b-2 promulgated under the Securities Exchange Act of 1934, as amended, and the omitted portions represented by [***] have been separately filed with the Securities and Exchange Commission.

Attachment A

Dismissal of N.D. Cal. Action

Attachment B

Dismissal of E.D. Tex. Action

Attachment C

Press Release